SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 1999
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                                 AUTOINFO, INC.
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             (Exact name of Registrant as specified in its charter)

          DELAWARE                   0-14786                   13-2867481
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(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)             Identification No.)

       P.O. Box 4383, Stamford, CT                             06907-0383
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 (Address of principal executive office)                       (Zip Code)

                                 (203) 595-0005
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               Registrant's telephone number, including area code

                                      N/A
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          (Former name or former address, if changed since last report)

Item 4. Change in Registrant's Certifying Accountant.

            On May 25, 1999, Arthur Andersen LLP was dismissed by the Registrant as its independent accountants. The report of Arthur Andersen LLP included in the Registrant's Annual Report on Form 10-K for the years ended December 31, 1998 and 1997 included a qualification as to the uncertainty regarding the Registrant's ability to continue as a going concern. The Registrant is in the process of selecting and retaining new independent accountants.

            The decision to change accountants was approved by the Board of Directors of the Registrant. During the Registrant's two most recent fiscal years and the interim period preceding dismissal, there were no disagreements between the Registrant and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Arthur Andersen LLP has advised the Registrant by letter dated May 25, 1999 that it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K in this report on Form 8-K.

            No "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K occurred during the Registrant's two most recent fiscal years and the interim period preceding dismissal.

Item 7. Exhibits.

        #16. Letter dated May 25, 1999 from Arthur Andersen LLP to the
Registrant.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AUTOINFO, INC.


Date: May 26, 1999                  By: /s/ William Wunderlich
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                                        William Wunderlich, President


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